EXECUTION VERSION AMENDMENT NO. 8 TO CREDIT AGREEMENT THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of May 2, 2018 (this “Amendment”), by and among MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC. (f/k/a M/A- COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), GOLDMAN SACHS BANK USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, the other L/C Issuer signatory hereto, the Extending Revolving Credit Lenders (as defined below) and the Lenders constituting Required Revolving Credit Lenders (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement referred to below). RECITALS: WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment, dated as of February 13, 2015, (ii) that certain Incremental Term Loan Amendment, dated as of August 31, 2016, (iii) that certain Second Incremental Amendment, dated as of March 10, 2017, (iv) that certain Amendment No. 4 to Credit Agreement, dated as of March 10, 2017, (v) that certain Refinancing Amendment, dated as of March 10, 2017, (vi) that certain Second Refinancing Amendment, dated as of May 19, 2017 and (vii) that certain Second Incremental Term Loan Amendment, dated as of May 19, 2017, collectively, the “Credit Agreement,” and, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer; WHEREAS, Section 2.18 of the Credit Agreement permits the Borrower to request that Lenders under any Existing Revolving Credit Loan Facility (each such Lender as of the date hereof, immediately prior to the Eighth Amendment Effective Date (as defined below), an “Existing Lender”) extend the scheduled final maturity date with respect to all or a portion of their Existing Revolving Credit Commitments (as defined below) by converting all or a portion of such Existing Revolving Credit Commitments into Extended Revolving Credit Commitments pursuant to the procedures described therein; WHEREAS, in accordance with such procedures, the Borrower has requested that each Existing Lender extend the scheduled final maturity of its Revolving Credit Commitments (the “Existing Revolving Credit Commitments”), such extension to be effected by converting the Existing Revolving Credit Commitments of such Existing Lender into Extended Revolving Credit Commitments subject to the terms and conditions set forth herein; WHEREAS, each Existing Lender party hereto agrees, subject to the terms and conditions set forth herein, to convert the amount of the Existing Revolving Credit Commitments held by such Existing Lender and specified on its Revolving Credit Extension Election in the form attached hereto as Exhibit A (a “Revolving Credit Extension Election”) into Extended Revolving Credit Commitments (each such Existing Lender with respect to its Existing Revolving Credit Commitments so converted, an “Extending Revolving Credit Lender” and, collectively, the “Extending Revolving Credit Lenders”); WHEREAS, Section 2.18(c) of the Credit Agreement permits, subject to the limitations set forth therein, (i) the Borrower, the Administrative Agent, each Extending Revolving Credit Lender, the Swing Line Lender and each applicable L/C Issuer to enter into an Extension Amendment without the consent of any Lender other than the Extending Revolving Credit Lenders to reflect the existence and terms of the Extended Revolving Credit Commitments incurred pursuant to such Extension Amendment 1994182-NYCSR07A - MSW

(including changes and additional terms as agreed by the Extending Revolving Credit Lenders and permitted under Section 2.18(a) of the Credit Agreement) and (ii) any such Extension Amendment to effect such other amendments to the Credit Agreement as may be necessary or appropriate to effect the amendments referred to or contemplated by clause (i) above; WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower, the Administrative Agent and the Revolving Credit Lenders party hereto, who shall on the Eighth Amendment Effective Date constitute the Required Revolving Credit Lenders, agree to certain additional amendments to the Credit Agreement as set forth herein; NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION 1. Extension Amendment. Subject to the satisfaction of the conditions set forth in Section 4 hereof: (a) Each Extending Revolving Credit Lender that executes and delivers a Revolving Credit Extension Election hereby (i) agrees that posting of a draft of this Amendment for review by the Existing Lenders shall constitute an Extension Request and confirms receipt of such Extension Request; (ii) consents to the terms of this Amendment; (iii) irrevocably offers for conversion into a Revolving Credit Loan Extension Series on the terms and conditions set forth herein in the amount of the Existing Revolving Credit Commitments held by such Extending Revolving Credit Lender and specified on its Revolving Credit Extension Election; and (iv) agrees that the amount of the Existing Revolving Credit Commitments held by such Extending Revolving Credit Lender and specified on its Revolving Credit Extension Election shall be converted into Extended Revolving Credit Commitments as of the Eighth Amendment Effective Date pursuant to the provisions of Section 2.18 of the Credit Agreement and consents to all of the amendments set forth in Sections 2 and 3 hereof below. (b) If the Revolving Credit Commitment of a Revolving Credit Lender is not extended, then such Non-Extending Revolving Credit Lender shall continue to be obliged to make its proportion of Revolving Credit Loans, Swing Line Loans and L/C Advances available to the Borrower on and prior to the Maturity Date applicable to its Non-Extended Revolving Credit Commitment and on such Maturity Date, (i) the Non-Extended Revolving Credit Commitment of such Non-Extending Revolving Credit Lender shall be automatically terminated and any Revolving Credit Loans then owing to such Non- Extending Revolving Credit Lender shall be repaid in full together with accrued and unpaid interest thereto and all other amounts owing under the Credit Agreement to such Non-Extending Revolving Credit Lender; and (ii) the aggregate amount of Revolving Credit Commitments shall be deemed to be reduced by the amount of such terminated Non-Extended Revolving Credit Commitment. (c) It is hereby agreed that this Amendment shall be deemed to be an “Extension Amendment”, the Revolving Credit Commitments shall be deemed to be an “Existing Revolving Credit Loan Facility” and “Existing Revolving Credit Commitments”, the Revolving Credit Loans under the Extended Revolving Credit Commitments shall be deemed to be “Extended Revolving Credit Loans” and the Extended Revolving Credit Commitments shall be deemed to be “Extended Revolving Credit Commitments” and a “Revolving Credit Loan Extension Series”, in each case, under and as defined in the Credit Agreement for all purposes of the Credit Agreement. (d) Each L/C Issuer party hereto and each Extending Revolving Credit Lender hereby agrees that, notwithstanding the extension of the Existing Revolving Credit Commitments, the Letters of Credit outstanding on the Eighth Amendment Effective Date (without giving effect to this Amendment) shall remain outstanding, and each such Extending Revolving Credit Lender further agrees 2 1994182-NYCSR07A - MSW that it shall be bound by the applicable provisions of Section 2.03 of the Credit Agreement in respect thereof. SECTION 2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order: ““Eighth Amendment” means Amendment No. 8 to Credit Agreement, dated as of May 2, 2018, by and among the Borrower, the Administrative Agent, the Extending Revolving Credit Lenders (as defined therein), the Required Revolving Credit Lenders, the Swing Line Lender and the L/C Issuers.” (b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows: ““Maturity Date” means (i) with respect to the Revolving Credit Commitments and Swing Line Loans that have not been extended pursuant to Section 2.18, the date that is five (5) years after the Closing Date (the “Original Revolving Credit Maturity Date”), (ii) with respect to the Initial Term Loans that have not been extended pursuant to Section 2.17, the date that is seven (7) years after the Second Refinancing Amendment Effective Date (the “Original Term Loan Maturity Date”), (iii) with respect to any Extended Term Loans of a given Term Loan Extension Series, the final maturity date as specified in the applicable Extension Amendment accepted by the respective Lender or Lenders, (iv) with respect to any Extended Revolving Credit Commitments of a given Revolving Credit Loan Extension Series, the final maturity date as specified in the applicable Extension Amendment accepted by the respective Lender or Lenders, (v) with respect to those Extended Revolving Credit Commitments converted pursuant to the terms of the Eighth Amendment and the Revolving Credit Loan Extension Series thereunder, November 8, 2021, (vi) with respect to any Refinancing Term Loans, Refinancing Revolving Credit Commitments or Refinancing Revolving Credit Loans, the final maturity date as specified in the applicable Refinancing Amendment, (vii) with respect to any New Term Loan, New Revolving Credit Commitments or New Revolving Credit Loans, the final maturity date as specified in the applicable Incremental Amendment and (viii) with respect to Replacement Term Loans, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Replacement Term Loans; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately preceding such day.” SECTION 3. Ancillary Amendments to Extension Amendment. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the following amendments to the Credit Agreement shall be in effect on and from the Eighth Amendment Effective Date and remain in effect until the occurrence of the Financial Covenant Compliance Date (as defined below). Upon the occurrence of the Financial Covenant Compliance Date, the amendments in this Section 3 shall no longer be in effect and, except with respect to the amendments to the Credit Agreement in Sections 1 and 2 above, the terms of the Credit Agreement shall revert to those as in effect immediately prior to the Eighth Amendment Effective Date. 3 1994182-NYCSR07A - MSW

(a) From the Eighth Amendment Effective Date until the Financial Covenant Compliance Date, Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(a) Subject to Section 7.11(b), on any Compliance Date, permit the Total Net Leverage Ratio as of such Compliance Date to be greater than 4.50:1.00. (b) Notwithstanding anything in Section 7.11(a) above, if and for so long as the Borrower and its Restricted Subsidiaries fail to satisfy either of the conditions set forth in clauses (i) and (ii) of Section 7.11(c) (the “Financial Covenant Conditions”) (the occurrence of such event, a “Financial Covenant Event”), the Borrower shall not, on any Compliance Date occurring on and after the occurrence and during the continuation of a Financial Covenant Event, permit the Total Net Leverage Ratio as of such Compliance Date to be greater than 2.00:1.00. (c) It is understood and agreed that: (i) On and after the Eighth Amendment Effective Date, it shall be a Financial Covenant Condition that the Borrower not, nor shall the Borrower permit any Restricted Subsidiary to, have made any Investment on or after the Eighth Amendment Effective Date in reliance on Section 7.02(ff), unless, at the time of the earlier of the date on which such Investment was made and the date on which the definitive agreement governing the relevant Investment containing a legally binding commitment to make such Investment was made, the Borrower was in compliance with a Total Net Leverage Ratio of equal to or less than 3.00:1.00 (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period on or prior to the date of determination. (ii) On and after the Eighth Amendment Effective Date, it shall be a Financial Covenant Condition that the Borrower not, nor shall the Borrower permit any Restricted Subsidiary to, have declared or made, directly or indirectly, on or after the Eighth Amendment Effective Date, any Restricted Payment in reliance on Section 7.06(i) unless, immediately prior to such declaration and payment, the Total Net Leverage Ratio (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period on or prior to the date of determination was equal to or less than 3.00:1.00. (d) For the avoidance of doubt, (i) failure to satisfy any Financial Covenant Condition shall have no effect other than a Financial Covenant Event subject to and as described in Section 7.11(b) and (ii) the Financial Covenant Conditions shall only be in effect until the Financial Covenant Compliance Date. (e) As used in this Section 7.11: “Eighth Amendment Effective Date” means May 2, 2018. “Financial Covenant Compliance Date” means, at any time after the Eighth Amendment Effective Date, the last day of the most recent period of two consecutive fiscal quarters of the Borrower ended on or prior to such time in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or 4 1994182-NYCSR07A - MSW

(b), as applicable, on which the Total Net Leverage Ratio at the end of each of such fiscal quarters was less than 4.00:1:00. (f) The provisions of this Section 7.11 are for the benefit of the Revolving Credit Lenders only and the Required Revolving Credit Lenders may (a) amend, waive or otherwise modify this Section 7.11 or the defined terms used solely for purposes of this Section 7.11 or (b) waive any Default resulting from a breach of this Section 7.11, in each case under the foregoing clauses (a) and (b), without the consent of any Lenders other than the Required Revolving Credit Lenders in accordance with the provisions of Section 10.01.” SECTION 4. Conditions to Effectiveness. This Amendment and the obligations of each Extending Revolving Credit Lender hereunder shall become effective on the date hereof (such date, the “Eighth Amendment Effective Date”) upon satisfaction (or, with respect to Sections 4(a)(ii), (v) and (vi) only, waiver by the Administrative Agent) of each of the following conditions: (a) The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or copies in .pdf form by electronic mail (followed promptly by originals): (i) the Borrower’s executed counterpart signature page to this Amendment; (ii) each Guarantor’s executed counterpart signature page to the acknowledgment attached to this Amendment; (iii) an executed counterpart signature page to this Amendment by each (A) Required Revolving Credit Lender, (B) Swing Line Lender and (C) L/C Issuer; (iv) an executed Revolving Credit Extension Election by each Extending Revolving Credit Lender; (v) a customary opinion from Ropes & Gray LLP, counsel to the Loan Parties; (vi) such certificates of good standing or status (to the extent that such concepts exist) from the applicable secretary of state (or equivalent authority) of the jurisdiction of organization of each Loan Party, a certificate of customary resolutions or other customary action of each Loan Party, a customary certificate of a Responsible Officer of each Loan Party and an incumbency certificate of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Eighth Amendment Effective Date; and (vii) copies of recent Uniform Commercial Code, tax and intellectual property Lien searches and copies of judgment searches, in each case, in each jurisdiction reasonably requested by the Administrative Agent in respect of the Loan Parties. (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default shall exist. (c) Immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects; 5 1994182-NYCSR07A - MSW provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects. (d) The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by any Loan Party under or in connection with this Amendment, including those expenses set forth in Section 11 hereof, in each case, to the extent invoiced in reasonable detail prior to the date hereof. (e) The Borrower shall have paid to the Administrative Agent, for the account of each Extending Revolving Credit Lender, an extension fee equal to 0.20% of such Extending Revolving Credit Lender's Extended Revolving Credit Commitment on the Eighth Amendment Effective Date, payable in full on, and subject to the occurrence of, the Eighth Amendment Effective Date. (f) The Administrative Agent shall have received a certificate, dated the Eighth Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 4(b) and (c) of this Amendment. Other than the conditions set forth in this Section 4 and in Section 2.18(c) of the Credit Agreement, there are no other conditions (express or implied) to the Eighth Amendment Effective Date. SECTION 5. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders party hereto that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 7. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis. SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 9. Reaffirmation. (a) The Borrower hereby expressly acknowledges the terms of this Amendment and acknowledges that the Extended Revolving Credit Commitments constitute Obligations under the Amended Credit Agreement, and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) 6 1994182-NYCSR07A - MSW its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party. (b) Each Guarantor, by signing the acknowledgment attached to this Amendment, in its capacity as a Guarantor under the Guaranty to which it is a party, acknowledges and agrees that the Extended Revolving Credit Commitments constitute Obligations under the Amended Credit Agreement and that the guarantee contained in the Guaranty is, and shall remain, in full force and effect immediately after giving effect to this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party. SECTION 10. Effect of Amendment; References to the Credit Agreement; Miscellaneous. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended by this Amendment (as applicable). All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Eighth Amendment Effective Date be deemed to refer to the Amended Credit Agreement, and, as used in the Amended Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Eighth Amendment Effective Date, the Amended Credit Agreement. SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.04 of the Amended Credit Agreement. [Signature Pages Follow] 7 1994182-NYCSR07A - MSW